SCUDDER
                                                                     INVESTMENTS

Scudder Retirement Fund - Series V
Scudder Retirement Fund - Series VI
Scudder Retirement Fund - Series VII
Scudder Target 2010 Fund
Scudder Target 2011 Fund
Scudder Target 2012 Fund
Scudder Target 2013 Fund

Supplement to the currently effective prospectuses
--------------------------------------------------------------------------------

Effective August 19, 2003, the following information replaces the disclosure for each fund in "The portfolio managers" section of the prospectus:

The following people handle the day-to-day management of the funds:

Gregory S. Adams                                Robert Schopen
CFA, Managing Director of Deutsche Asset        Vice President of Deutsche Asset Management
Management and Lead Portfolio Manager           and Portfolio Manager of the fund.
of the fund.                                      o  Joined Deutsche Asset Management in
  o  Joined Deutsche Asset Management in             1998 after one year of experience at
     1999 and the fund in 2002.                      Farmers Insurance Investment Group.
  o  Over 16 years of investment industry         o  Joined the fund in 2002.
     experience.
  o  Previously managed Chase Vista Growth
     & Income Fund, Chase Vista Large Cap
     Equity Fund, Chase Vista Balanced Fund
     and other equity portfolios for Chase
     Asset Management.

Andrew Brudenell
CFA, Vice President of Deutsche Asset
Management and Portfolio Manager of
the fund.
  o  Joined Deutsche Asset Management
     in 1997 and the fund in 2002.
  o  Portfolio Manager for US Large Cap
     Core Equity: New York.
  o  MS, London School of Economics.



               Please Retain This Supplement for Future Reference


August 19, 2003
STF2013-3601